                                                                    Exhibit 32.1


               Certifications Pursuant to 18 U.S.C. Section 1350, as Adopted by Section 906 of the Sarbanes-Oxley Act of 2002

         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended September 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date:   November 14, 2005  By: /s/ Nathan Kahn
                               --------------------------------
                               Nathan Kahn,
                               Chief Executive Officer and President


         The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended September 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date:   November 14, 2005  By: /s/ Sandra Kahn
                               --------------------------------
                               Sandra Kahn,
                               Chief Financial Officer